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Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Leland F. Wilson, President and Chief Executive Officer of VIVUS, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of VIVUS, Inc. on Form 10-K for the period ending December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of VIVUS, Inc. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Annual Report on Form 10-K. A signed original of this statement has been provided to VIVUS, Inc. and will be retained by VIVUS, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 6, 2008	By:	/s/ LELAND F. WILSON Leland F. Wilson President and Chief Executive Officer

        I, Timothy E. Morris, Vice President, Finance and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of VIVUS, Inc. on Form 10-K for the period ending December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of VIVUS, Inc. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Annual Report on Form 10-K. A signed original of this statement has been provided to VIVUS, Inc. and will be retained by VIVUS, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 6, 2008	By:	/s/ TIMOTHY E. MORRIS Timothy E. Morris Vice President, Finance and Chief Financial Officer

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  Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002